Assets Held for Sale	12 Months Ended
Sep. 30, 2013
Discontinued Operations and Disposal Groups [Abstract]
Assets Held For Sale
2. Assets Held for Sale

As previously disclosed, during the third quarter of 2013, the Company’s Board of Directors approved the initiation of a process to sell that portion of the Company’s USG segment represented by its subsidiary Aclara Technologies LLC (Aclara). Aclara is a supplier of special purpose fixed-network communications systems for electric, gas and water utilities including hardware and software to support advanced metering applications. Aclara’s assets and liabilities constitute a disposal group to be classified as held for sale and Aclara constitutes a component of the Company with operations and cash flows that are clearly distinguishable, operationally and for financial reporting purposes, from the rest of the entity. The results of operations of a component of an entity that either has been disposed of or is classified as held for sale shall be reported in discontinued operations. Accordingly, Aclara is reflected as discontinued operations and/or assets/liabilities held for sale in the consolidated financial statements and related notes for all periods presented.

Aclara’s pretax (loss) earnings recorded in discontinued operations was $(62.1) million, $19.5 million, and $22.9 million for the years ended September 30, 2013, 2012 and 2011, respectively. The 2013 pretax loss was due to the $48 million goodwill impairment charge recorded in the fourth quarter of 2013; lower sales volumes; and changes in product mix (higher shipments of lower margin gas products as compared to higher margin electric products). Aclara’s net sales were $184.5 million, $209.7 million, and $242.9 million for the years ended September 30, 2013, 2012 and 2011, respectively. Aclara’s operations were included within the Company’s USG segment prior to the classification as discontinued operations.

The major classes of Aclara assets and liabilities held for sale included in the Consolidated Balance Sheets at September 30, 2013 and 2012 are shown below:

(Dollars in millions)	2013	2012

Assets:
Accounts receivable, net	$55.5	67.6
Inventories	34.9	26.0
Other current assets	18.5	4.3
Current assets	108.9	97.9
Net property, plant & equipment	14.5	13.3
Intangible assets, net	66.0	55.0
Goodwill	57.9	81.6
Other assets	11.8	12.1
Total assets	259.1	259.9
Liabilities:
Accounts payable	22.2	18.8
Accrued expenses and other current liabilities	41.4	21.9
Current liabilities	63.6	40.7
Other liabilities	16.0	8.1
Total liabilities	$79.6	48.8

The Company completed its preliminary annual goodwill impairment evaluation using the two-step goodwill impairment test and determined that a portion of the goodwill related to Aclara was impaired. In the first step of the analysis, the Company compared the estimated fair value of the Aclara reporting unit to its carrying value, including goodwill. The fair value of the reporting unit was determined based on a weighting of income and market approaches. Since the carrying value of the Aclara reporting unit exceeded the fair value, the Company performed the second step of the impairment analysis in order to determine the implied fair value of the reporting unit over the fair value amounts assigned to all of the assets and liabilities of the reporting unit as if it were to be acquired in a business combination and the current fair value of the reporting unit (as calculated in the first step) was the purchase price. The implied fair value of the reporting units’ goodwill was then compared to the carrying value of the goodwill and any excess of carrying value over the implied fair value represents the non-cash impairment charge. The impairment of Aclara’s goodwill was impacted by Aclara’s expected operating results and the range of bids from potential buyers. The results of the second step preliminary analysis showed that the implied fair value of goodwill was $58 million for the Aclara unit. Therefore, in the fourth quarter of 2013, the Company recorded a goodwill impairment charge of $48 million included within Discontinued Operations.